Investor Presentation Second Quarter 2021 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of the Company’s management are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement. A number of factor, many of which are beyond the ability of the Company to control or predict, could cause the actual results to differ materially from those in its forward-looking statements. Additional information regarding such risks can be found in public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civb.com Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 9th Largest Publicly Traded Commercial Bank Headquartered in Ohio 462 Employees Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 35 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Who We Are Deposit market share information as of June 30, 2020. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $498 million in loans $967 million in deposits #1 deposit market share in Sandusky, Ohio with ~51% market share Cleveland/Akron, Ohio 3 Locations $611 million in loans $143 million in deposits North Central, Ohio 7 Locations $54 million in loans $226 million in deposits ~34% deposit market share in our markets Columbus & West Central, Ohio 6 Locations $374 million in loans $307 million in deposits 23% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $138 million in loans $120 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $344 million in loans $640 million in deposits ~43% deposit market share in our markets

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost core deposits (19 bps total cost of deposits) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.28% as of 6/30/2021 Experienced management team with a deep bench Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index 1. PCI – purchased credit impaired loans.

Who We Are Dennis G. Shaffer SVP & Chief Operating Officer 35 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 33 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 18 years of banking experience Joined in 2018 Lance A. Morrison SVP & Controller 33 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 25 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 36 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 19 years of banking experience Joined in 2017 CEO & President President, Civista Bank 35 years of banking experience Joined in 2009

Who We Are

Current Initiatives 10

Current Initiatives During 2020, Civista modified a total of 813 loans totaling $431.1 million under the provisions of the CARES Act. Remaining loans modified under COVID-19 Programs at June 30, 2021: COVID-19 Deferrals

Current Initiatives Originated $399.4 million in PPP loans 2,360 loans for $268.3 million in Round 1 with $9.9 million in fees 1,340 loans for $131.1 million in Round 2 with $6.6 million in fees Provided assistance to more than 3,500 businesses and their over 37,000 employees Average loan size ~$110K As of 6/30/2021 $246.4 million PPP loans have been forgiven or paid off. We have recognized $4.7 million in fees in 2020 and $5.9 million YTD 2021 with $5.9 million remaining to be earned SBA Paycheck Protection Program

Current Initiatives Enhance utilization of technology to improve efficiency and customer experience Curbside banking E-Sign Digital Transformation – rollout June 9, 2021 Enhanced Treasury Management Services and Reporting Anticipated rollout Q4 2021 - Improved in-branch and online account opening and online access Retail Commercial Commercial Loan Origination System – rollout Q3 2021 Enhanced fraud monitoring and data protection Leveraging Technology

Current Initiatives Civista Digital Banking

Financial Trends 15

Financial Trends June 30, 2021 includes $153.0 million of PPP loans . Presented on an annualized basis Non-GAAP reconciliation on page 36.

Financial Trends Total Assets1 ($ in millions) 1. 2018 includes $578 million in assets due to United Community Bancorp acquisition CAGR 18.2%

Financial Trends Total Gross Loans1 ($ in millions) 1. 2021 includes $153.0 million of PPP Loans. 2020 includes $217.3 million of PPP loans. 2018 includes $299 million in loans due to United Community Bancorp acquisition. CAGR 15.5%

Financial Trends Total Gross Loans: $2.0 billion CRE to RBC Ratio: 331.3% Loan Mix ($ in millions)

1. LTM basis 2. Excluding PCI (purchased credit impaired loans). Financial Trends Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2018 includes $476 million in deposits due to United Community Bancorp acquisition CAGR 18.5%

1. Ratio includes $153.0 million of PPP loans and $86.8 million of tax refund processing deposits Financial Trends Total Deposits: $2.4 billion Loan/Deposit Ratio: 80.6%1 36% Noninterest Bearing Demand Deposits are 75% Commercial and 25% Retail Deposit Mix

2021 Peer data as of 6/30/2021 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2021 peer data as of 6/30/2021, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2018 efficiency ratio is adjusted for merger related expenses; 2021 efficiency ratio is adjusted for nonrecurring items. Page 37 and 38 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $2.6 million YTD 2021 and $2.4 million YTD 2020 Mortgage Banking Gain on sale of loans, primarily mortgage loans, YTD 2021 and 2020 was $5.0 million $3.1 million, respectively Wealth Management $2.3 million YTD 2021 and $1.9 million YTD 2020 Tax Refund Processing Platform $2.4 million YTD 2021 and 2020 Interchange Income $2.4 million YTD 2021 and $1.9 million YTD 2020 Disciplined approach to controlling non-interest expense Continued focus on review of branch network Two branch closures effective July 16, 2021 Identified efficiencies invested to enhance digital offerings Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1

Financial Trends 1. TCE Non-GAAP reconciliation on page 36 2. LTM basis 3. Page 39 shows 2018 ratios adjusted for merger related expenses Raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Redeemed outstanding preferred shares effective December 20, 2019 Authorized $13.5 million stock repurchase plan on April 20, 2021. Through Q2 2021, 505,239 shares, 3.2% of the shares outstanding on December 31, 2020, have been repurchased for $7.4 million at a weighted average price of $22.80 (130% of TBV) Increased the quarterly common dividend to $0.12 in first quarter 2021 and to $0.14 for the third quarter. Capital Management

Providing Shareholder Value 27

1. LTM basis 2. Page 39 shows 2018 ratios adjusted for merger related expenses Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) ($ in millions)

1. LTM basis 2. Non-GAAP reconciliation on page 36 Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity ($ in millions)

Providing Shareholder Value 1. Non-GAAP reconciliation on page 36 Tangible Book Value per Share1 CAGR 11.2%

Why Civista? 31

Why Civista? Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2015, loan portfolios in these markets have increased from $404 million to $989 million1 through June 30, 2021 Low cost, locally generated deposit base Experienced Acquirer & Organic Growth Model 1. $989 million includes $23.1 million of PPP loans

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Continued strong NIM Experienced management team with an average of 29 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposit with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2016 to YTD 2021 Net Income CAGR: 21.5% TBV / Share CAGR: 11.2% LTM EPS CAGR: 9.8% Compelling Investment Opportunity

Additional Information 34

Operating Results ($s in thousands, except per share data) LTM Q2 2016 2017 2018 2019 2020 2021 Net Interest Income $50,259 $54,502 $66,107 $85,100 $89,727 $93,206 Provision for Loan Losses (1,300) 0 780 1,035 10,112 5,330 Noninterest Income 16,132 16,334 18,131 22,443 28,182 32,666 Noninterest Expense 43,855 48,604 66,679 66,947 70,665 76,551 Net Income/(Loss) 17,217 15,872 14,139 33,878 32,192 37,777 Net Income Available to Common Shareholders $15,716 $14,628 $13,180 $33,231 $32,192 $37,777 Diluted Earnings/(Loss) per Common Share $1.57 $1.28 $1.02 $2.01 $2.00 $2.39 Return on Average Assets (ROAA) 1.19% 1.04% 0.81% 1.51% 1.17% 1.28% Return on Average Equity (ROAE) 12.90% 9.19% 6.50% 10.64% 9.57% 10.94%

Non-GAAP Reconciliation 1. LTM basis ($s in thousands, except per share data) 2016 2017 2018 2019 2020 2021 Q2 Tangible Common Equity Total Shareholder's Equity - GAAP 137,616 $ 184,461 $ 298,898 $ 330,126 $ 350,108 $ 352,413 $ Less: Preferred Equity 18,950 17,358 9,364 - - - Less: Goodwill and intangible assets 28,218 27,631 84,540 83,595 82,681 82,235 Tangible common equity 90,448 $ 139,472 $ 204,994 $ 246,531 $ 267,427 $ 270,178 $ Total Shares Outstanding 8,343,509 10,198,475 15,603,499 16,687,542 15,898,032 15,434,592 Tangible book value per share 10.84 $ 13.68 $ 13.14 $ 14.77 $ 16.82 $ 17.50 $ Tangible Assets Total Assets - GAAP 1,377,263 $ 1,525,857 $ 2,138,954 $ 2,309,557 $ 2,762,918 $ 2,924,643 $ Less: Goodwill and intangible assets 28,218 27,631 84,540 83,595 82,681 82,235 Tangible assets 1,349,045 $ 1,498,226 $ 2,054,414 $ 2,225,962 $ 2,680,237 $ 2,842,408 $ Tangible common equity to tangible assets 6.70% 9.31% 9.98% 11.08% 9.98% 9.51% Net Income 1 15,716 $ 14,628 $ 24,650 $ 33,231 $ 32,192 $ 37,777 $ Return on Tangible Common Equity 1 17.38% 10.49% 12.02% 13.48% 12.04% 13.98% As of and for the Years Ended December 31,

Non-GAAP Reconciliation ($s in thousands) YTD 2018 Adjusted Efficiency ratio Noninterest expense - GAAP 66,679 $ Acquisition and integration expense (12,735) Adjusted noninterest expense 53,944 Net interest income - GAAP 66,107 Effect of tax-exempt income 1,062 Adjusted net interest income 67,169 Noninterest Income - GAAP 18,131 Loss on sales of investment securities, net 413 Adjusted Non-interest Income 18,544 Adjusted total revenue 85,713 $ Adjusted Efficiency ratio 62.9%

Non-GAAP Reconciliation ($s in thousands) YTD 2021 Adjusted Efficiency ratio Noninterest expense - GAAP 41,857 $ FHLB prepayment penalty (3,717) Adjusted noninterest expense 38,140 Net interest income - GAAP 48,483 Noninterest Income - GAAP 18,215 Gain on sale of Visa B shares (1,785) Adjusted Non-interest Income 16,430 Adjusted total revenue 64,913 $ Adjusted Efficiency ratio 58.8%

Non-GAAP Reconciliation ($s in thousands, except per share data) Actual 2018 Merger and one-time Adjusted GAAP items 2018 Net Interest Income $66,107 $0 $66,107 Provision for Loan Losses 780 0 780 Noninterest Income 18,131 413 18,544 Noninterest Expense 66,679 (12,735) 53,944 Net Income/(Loss) 14,139 11,470 25,609 Net Income Available to Common Shareholders $13,180 $11,470 $24,650 Diluted Earnings/(Loss) per Common Share $1.02 $0.83 $1.85 Return on Average Assets (ROAA) 0.81% 0.66% 1.47% Return on Average Equity (ROAE) 6.50% 5.28% 11.78%

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